UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23, 2011

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03.  Creation of a Direct Financial Obligation

On December 23, 2011, Premier Financial Bancorp, Inc. (“Premier”) was notified by First Sentry Bank, of Huntington, West Virginia that its $5,000,000 line of credit with First Sentry Bank had been extended under the same terms until December 30, 2012.  Accrued interest on any amounts outstanding is payable monthly, and any amounts outstanding are payable on demand or on December 30, 2012.  At the time of the extension, Premier had no outstanding debt to First Sentry Bank.

On December 30, 2009, Premier executed and delivered to First Sentry Bank, of Huntington, West Virginia a Promissory Note and Business Loan Agreement dated December 30, 2009 establishing a line of credit in the principal amount of $5,000,000, bearing interest floating daily at the “Wall Street Journal” prime rate (initially 3.25%) plus 0.50%, with a floor of 5.00%.  Under the terms of the Promissory Note, Premier may request and receive advances from First Sentry Bank from time to time, but the aggregate outstanding principal balance under the Promissory Note at any time shall not exceed $5,000,000, and the right to request and receive monies from First Sentry Bank shall cease and terminate on December 30, 2010 (now extended until December 30, 2012).  The Promissory Note is secured by a pledge of Premier’s 100% interest in Ohio River Bank (a wholly owned subsidiary) under a Commercial Pledge Agreement dated December 30, 2009.  At the time of the execution of these agreements, Premier had no outstanding debt to First Sentry Bank.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Business Loan Agreement between Premier Financial Bancorp, Inc. and First Sentry Bank, Huntington, West Virginia, dated December 30, 2009 filed as Exhibit 10.1 to Form 8-K filed on January 6, 2010 is incorporated herein by reference.

Exhibit 10.2 – Promissory Note between Premier Financial Bancorp, Inc. and First Sentry Bank, Huntington, West Virginia, dated December 30, 2009 filed as Exhibit 10.2 to Form 8-K filed on January 6, 2010 is incorporated herein by reference.

Exhibit 10.3 – Commercial Pledge Agreement between Premier Financial Bancorp, Inc.  and First Sentry Bank, Huntington, West Virginia, dated December 30, 2009 filed as Exhibit 10.3 to Form 8-K filed on January 6, 2010 is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: December 27, 2011                                        Brien M. Chase, Senior Vice President
  and Chief Financial Officer